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                                                                   EXHIBIT 10.10


                    MASTER TRANSITIONAL SERVICES AGREEMENT

                                    BETWEEN

                             MILLIPORE CORPORATION

                                      AND

                             MYKROLIS CORPORATION





                        EFFECTIVE AS OF MARCH 31, 2001

                    MASTER TRANSITIONAL SERVICES AGREEMENT


          This Master Transitional Services Agreement (the "Agreement") is effective as of March 31, 2001 (the "Effective Date"), between Millipore Corporation, a Massachusetts corporation ("Millipore"), having an office at 80 Ashby Road, Bedford, MA 01730 and Mykrolis Corporation, a Delaware corporation ("Mykrolis"), having an office at Patriots Park, Bedford, MA, 01730.

                                   ARTICLE 1

                                  DEFINITIONS

          For the purpose of this Agreement, the following capitalized terms shall have the following meanings. Other capitalized terms defined elsewhere in this Agreement shall have the respective meanings assigned to them at the location of their definition. Capitalized terms used in this Agreement without definition which are defined in the Master Separation and Distribution Agreement shall have the meaning ascribed thereto in the Master Separation and Distribution Agreement.


          1.1 ADDITIONAL SERVICES. "Additional Services" shall have the meaning set forth in Section 3.5.

          1.2 ANCILLARY AGREEMENTS. "Ancillary Agreements" shall the have the meaning set forth in the Master Separation and Distribution Agreement.

          1.3 DISTRIBUTION DATE. "Distribution Date" shall have the meaning forth in the Master Separation and Distribution Agreement.

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          1.4   IMPRACTICABLE. "Impracticable" shall have the meaning set forth in Section 3.3.

          1.5 MASTER SEPARATION AND DISTRIBUTION AGREEMENT. "Master Separation and Distribution Agreement" shall mean that certain Master Separation and Distribution Agreement between Millipore and Mykrolis.

          1.7   SERVICE(S).  "Service(s)" shall have the meaning set forth in
Section 3.1.

          1.8 SERVICE PROVIDER. "Service Provider" means Millipore when it is providing a Service to Mykrolis hereunder in accordance with a Transition Service Schedule and Mykrolis when it is providing a Service to Millipore hereunder in accordance with a Transition Service Schedule

          1.9 SERVICE RECIPIENT. "Service Recipient" means Mykrolis when it is receiving a Service from Millipore hereunder in accordance with a Transition Service Schedule and Millipore when it is receiving a Service from Mykrolis hereunder in accordance with a Transition Service Schedule


          1.10 SOFTWARE. "Software" means Millipore's software program(s), in object code only, listed and described in the relevant Transition Service Schedule.

          1.11 SOURCE CODE. "Source Code" means any human readable code, including interpreted code, of Millipore, listed and described in the relevant Transition Service Schedule.

          1.12 SOURCE CODE DOCUMENTATION. "Source Code Documentation" means the manuals and other documentation that are reasonably necessary to use the Source Code licensed herein, including those items listed and described in the relevant Transition Service Schedule hereto.


                                   ARTICLE 2

                         TRANSITION SERVICE SCHEDULES

         This Agreement will govern individual transitional services as requested by Mykrolis and provided by Millipore, the details of which are set forth in the Transition Service Schedules attached to and made a part of this Agreement. This Agreement will also govern individual transitional services as requested by Millipore and provided by Mykrolis, the details of which are set forth in the Transition Service Schedules attached to and made a part of this Agreement. Each Service shall be covered by this Agreement upon execution of a transition

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service schedule in the form attached hereto (each transition service schedule, a "Transition Service Schedule").

         For each Service, the parties shall set forth in a Transition Service Schedule substantially in the form of Annex A hereto, among other things, the time period during which the Service will be provided if different from the term of this Agreement determined pursuant to Article 4 hereof, a summary of the Service to be provided; and the estimated charge, if any, for the Service and any other terms applicable thereto on the Transition Service Schedule. Obligations regarding each Transition Service Schedule shall be effective upon the later of execution of this Agreement or of the applicable Transition Service Schedule. This Agreement and all the Transition Service Schedules shall be defined as the "Agreement" and incorporated herein wherever reference to it is made.


                                   ARTICLE 3

                                   SERVICES

          3.1 SERVICES GENERALLY. Except as otherwise provided herein, for the term determined pursuant to Article 4 hereof, Millipore shall provide or cause to be provided to Mykrolis (or Mykrolis shall provide, or cause to be provided to Millipore) the service(s) described in the Transition Service Schedule(s) attached hereto. The service(s) described on a single Transition Service Schedule shall be referred to herein as a "Service." Collectively, the services described on all the Transition Service Schedules (including Additional Services) shall be referred to herein as "Services."

          3.2 SERVICE BOUNDARIES. Except as otherwise provided in a Transition Service Schedule for a specific service: (i) a Service Provider shall be required to provide the Services only to the extent and only at the locations such Services are being provided by the Service Provider for the Service Recipient immediately prior to the Effective Date; and (ii) the services will be available only for purposes of conducting the business of the Service Recipient substantially in the manner it was conducted prior to the Effective Date.

          3.3 IMPRACTICABILITY. A Service Provider shall not be required to provide any Service to the extent the performance of such Service becomes "Impracticable" as a result of a cause or causes outside the reasonable control of the Service Provider including unfeasible technological requirements, or to the extent the performance of such Services would require the Service Provider to violate any applicable laws, rules or regulations or would result in the breach of any software license or other applicable contract.

          3.4 ADDITIONAL RESOURCES. Except as provided in a Transition Service Schedule for a specific service, in providing the Services, a Service Provider shall not be obligated to: (i) hire any additional employees; (ii) maintain the employment of any specific employee; (iii) purchase, lease or license any additional equipment or software; or (iv) pay any

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costs related to the transfer or conversion of the Service Recipient's data to the Service Recipient or any alternate supplier of Services.

          3.5 ADDITIONAL SERVICES. From time to time after the Effective Date, the parties may identify additional services that one party will provide to the other party in accordance with the terms of this Agreement (the "Additional Services"). Accordingly, the parties shall execute additional Transition Service Schedules for such Additional Services pursuant to Article 2. Subject to the standards set forth in Section 3.6, the parties may agree in writing on Additional Services during the term of this Agreement.

          3.6 OBLIGATIONS AS TO ADDITIONAL SERVICES. Except as set forth in the next sentence, a Service Provider shall be obligated to perform, at a charge determined using the principles for determining fees under Section 5.1, any Additional Service that: (a) was provided by the Service Provider immediately prior to the Separation Date and that the Service Recipient reasonably believes was inadvertently or unintentionally omitted from the list of Services, or (b) is essential to effectuate an orderly transition under the Master Separation and Distribution Agreement unless such performance would significantly disrupt the Service Provider's operations or materially increase the scope of its responsibility under this Agreement. If a Service Provider reasonably believes the performance of Additional Services required under subparagraphs (a) or (b) would significantly disrupt its operations or materially increase the scope of its responsibility under this Agreement, the Service Provider and the Service Recipient shall negotiate in good faith to establish terms under which the Service Provider can provide such Additional Services, but the Service Provider shall not be obligated to provide such Additional Services if, following good faith negotiation, the Service Provider is unable to reach agreement on such terms with the Service Recipient.

                                   ARTICLE 4

                                     TERM

          The term of this Agreement shall commence on the Effective Date and shall remain in effect until one (1) year after the Effective Date (the "Expiration Date"), unless earlier terminated under Article 7. This Agreement may be extended by the parties in writing, either in whole or with respect to one or more of the Services; provided, however, that such extension shall only apply to the services for which the Agreement was extended. The parties shall be deemed to have extended this Agreement with respect to a specific Service if the Transition Service Schedule for such Service specifies a completion date beyond the aforementioned Expiration Date. The parties may agree on an earlier expiration date respecting a specific Service by specifying such date on the Transition Service Schedule for that Service. Services shall be provided up to and including the date set forth in the applicable Transition Service Schedule, subject to earlier termination as provided herein.

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                                   ARTICLE 5

                                 COMPENSATION

          5.1 CHARGES FOR SERVICES. The Service Recipient shall pay the Service Provider the charges, if any, set forth on the Transition Service Schedules for each of the Services listed therein as adjusted, from time to time, in accordance with the processes and procedures established under Section 5.4 and
Section 5.5 hereof. Unless specifically indicated otherwise on a Transition Service Schedule, such fees shall include the direct and indirect costs of providing the Services and shall be calculated by using the same procedures used by Millipore prior to the Effective Date. If there is any inconsistency between the Transition Service Schedule and this Section, the terms of the Transition Service Schedule shall govern. The parties also intend for charges to be easy to administer and justify and, therefore, they hereby acknowledge it may be counterproductive to try to recover every cost, charge or expense, particularly those that are insignificant or de minimus. The parties shall use good faith efforts to discuss any situation in which the actual cost for a Service exceeds the charge, if any, set forth on a Transition Service Schedule for a particular Service; provided, however, that the incurrence of charges in excess of any such cost on such Transition Service Schedule shall not justify stopping the provision of, or payment for, Services under this Agreement.

          5.2 PAYMENT TERMS. The Service Provider shall bill the Service Recipient monthly for all charges pursuant to this Agreement. Such bills shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. The Service Recipient shall pay the Service Provider for all Services provided hereunder within forty-five (45) days after receipt of an invoice therefor. Late payments shall bear interest at the lesser of 12% or the maximum rate allowed by law.

          5.3 PERFORMANCE UNDER ANCILLARY AGREEMENTS. Notwithstanding anything to the contrary contained herein, a Service Recipient shall not be charged under this Agreement for any obligations that are specifically required to be performed under the Master Separation and Distribution Agreement or any other Ancillary Agreement and any such other obligations shall be performed and charged for (if applicable) in accordance with the terms of the Master Separation and Distribution Agreement or such other Ancillary Agreement.

          5.4 ERROR CORRECTION; TRUE-UPS; ACCOUNTING. The parties shall agree to develop mutually acceptable reasonable processes and procedures for conducting internal audits and making adjustments to charges as a result of the movement of employees and functions between parties, the discovery of errors or omissions in charges, as well as a true-up of amounts owed. In no event shall such processes and procedures extend beyond two (2) years after completion of a Service.

          5.5 PRICING ADJUSTMENTS. If in order to comply with any non-U.S. legal requirement, some of the services provided outside the U.S. need to be performed on a

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basis other than cost, adjustments shall be made between the parties to make the pricing for such services consistent with the intention of this Agreement.

                                   ARTICLE 6

                     GENERAL OBLIGATIONS; STANDARD OF CARE

          6.1 PERFORMANCE METRICS: Millipore. Subject to Section 3.4 and any other terms and conditions of this Agreement, Millipore shall maintain sufficient resources to perform its obligations hereunder. Specific performance metrics for Millipore for a specific Service may be set forth in the corresponding Transition Service Schedule. Where none is set forth, Millipore shall use reasonable efforts to provide Services in accordance with the policies, procedures and practices in effect before the Effective Date and shall exercise the same care and skill as it exercises in performing similar services for itself. In addition Millipore shall provide Mykrolis with information and documentation sufficient for Mykrolis to perform the Services it is obligated to provide hereunder as they were performed before the Effective Date and shall make available, as reasonably requested by Mykrolis, sufficient resources and timely decisions, approvals and acceptances in order that Mykrolis may accomplish its obligations hereunder in a timely manner.

          6.2 DISCLAIMER OF WARRANTIES. NEITHER MILLIPORE NOR Mykrolis MAKES ANY WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO THE SERVICES; SOFTWARE OR OTHER DELIVERABLES PROVIDED BY IT HEREUNDER.

          6.3 PERFORMANCE METRICS: Mykrolis. Subject to Sections 3.4 and any other terms and conditions of this Agreement, Mykrolis shall maintain sufficient resources to perform its obligations hereunder. Specific performance metrics for Mykrolis for a specific Service may be set forth in the corresponding Transition Service Schedule. Where none is set forth, Mykrolis shall use reasonable efforts to provide Services in accordance with the policies, procedures and practices in effect before the Effective Date and shall exercise the same care and skill as it exercises in performing similar services for itself. In addition Mykrolis shall provide Millipore with information and documentation sufficient for Millipore to perform the Services it is obligated to provide hereunder as they were performed before the Effective Date and shall make available, as reasonably requested by Millipore, sufficient resources and timely decisions, approvals and acceptances in order that Millipore may accomplish its obligations hereunder in a timely manner.


          6.4 TRANSITIONAL NATURE OF SERVICES; CHANGES. The parties acknowledge the transitional nature of the Services and that a Service Provider may make changes from time to time in the manner of performing the Services if the Service Provider is making similar changes in performing similar services for itself and if the Service Provider furnishes to the Service Recipient sixty
(60) days written notice regarding such changes.

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          6.5  RESPONSIBILITY FOR ERRORS; DELAYS. A Service Provider's sole responsibility to a Service Recipient:

          (a) for errors or omissions in Services, shall be to furnish correct information, payment and/or adjustment in the Services, at no additional cost or expense to the Service Recipient; provided, the Service Recipient must promptly advise the Service Provider of any such error or omission of which it becomes aware after having used reasonable efforts to detect any such errors or omissions in accordance with the standard of care set forth in Section 6.1; and

          (b) for failure to deliver any service because of Impracticability, shall be to use reasonable efforts, subject to Section 3.3, to make the Services available and/or to resume performing the Services as promptly as reasonably practicable.

          6.6 GOOD FAITH COOPERATION; CONSENTS. The parties will use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include exchanging information, performing true-ups and adjustments, and obtaining all third party consents, licenses, sublicences or approvals necessary to permit each party to perform its obligations hereunder (including by way of example, not by way of limitation, rights to use third party software needed for the performance of Services). The costs of obtaining such third party consents, licenses, sublicenses or approvals shall be borne by the Service Recipient. The parties will maintain in accordance with its standard document retention procedures, documentation supporting the information relevant to cost calculations contained in the Transition Service Schedules and cooperate with each other in making such information available as needed in the event of a tax audit, whether in the United States or any other country.

          6.7 ALTERNATIVES. If a Service Provider reasonably believes it is unable to provide any service because of a failure to obtain necessary consents, licenses, sublicenses or approvals pursuant to Section 6.6 or because of Impracticability, the parties shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem otherwise resolved to the satisfaction of the parties, the Service Provider shall use reasonable efforts subject to Section 3.3 and Section 3.4, to continue providing the Service. To the extent an agreed upon alternative approach requires payment above and beyond that which is included in the Service Provider's charge for the service in question, the parties shall share equally in making any such payment unless they otherwise agree in writing.

                                   ARTICLE 7

                                  TERMINATION

          7.1 TERMINATION. A Service Recipient may terminate this Agreement, either with respect to all or with respect to any one or more of the Services provided to the

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Service Recipient hereunder, for any reason or for no reason, at any time upon sixty (60) days prior written notice to the Service Provider, unless the specific Transition Service Schedule requires otherwise. In such case, the payment obligations shall be as set forth in the particular Transition Service Schedule. In addition, subject to the provisions of Article 16 below, either party may terminate this Agreement with respect to a specific Service if the other party materially breaches a material provision with regard to that particular Service and does not cure such breach (or does not take reasonable steps required under the circumstances to cure such breach going forward) within sixty (60) days after being given notice of the breach; provided, however, that the non-terminating party may request that the parties engage in a dispute resolution negotiation as specified in Article 16 below prior to termination for breach.

          7.2 SURVIVAL. Notwithstanding the foregoing, in the event of any termination with respect to one or more, but less than all Services, this Agreement shall continue in full force and effect with respect to any Services not terminated.

          7.3 USER IDS, PASSWORDS. The parties shall use good faith efforts at the termination or expiration of this Agreement or any specific Service hereto to ensure that all applicable user IDs and passwords are cancelled.

                                   ARTICLE 8

                       RELATIONSHIP BETWEEN THE PARTIES

          The relationship between the parties established under this Agreement is that of independent contractors and neither party is an employee, agent, partner, or joint venturer of or with the other. Millipore will be solely responsible for any employment-related taxes, insurance premiums or other employment benefits respecting its personnel's performance of Services under this Agreement. Each Service Recipient agrees to grant the Service Provider personnel access to sites, systems and information (subject to the provisions of confidentiality in Article 13 below) as necessary for the Service Provider to perform its obligations hereunder. Each Service Provider agrees to cause its personnel to agree to obey any and all security regulations and other published policies of the Service Recipient.

                                   ARTICLE 9

                                SUBCONTRACTORS

         A Service Provider may engage a "Subcontractor" to perform all or any portion of the Service Provider's duties under this Agreement, provided that any such Subcontractor agrees in writing to be bound by confidentiality obligations at least as protective as the terms of Article VI of the Master Separation and Distribution Agreement regarding confidentiality below, and provided further that the Service Provider remains responsible for the performance of such Subcontractor. As used in this Agreement, "Subcontractor" will mean any individual,

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partnership, corporation, firm, association, unincorporated organization, joint venture, trust or other entity engaged to perform hereunder.

                                  ARTICLE 10

                             INTELLECTUAL PROPERTY

          10.1 ALLOCATION OF RIGHTS BY ANCILLARY AGREEMENTS. This Agreement and the performance of this Agreement will not affect the ownership of any patent, trademark or copyright or other intellectual property rights allocated in the Ancillary Agreements.

          10.2 EXISTING OWNERSHIP RIGHTS UNAFFECTED, Neither party will gain, by virtue of this Agreement, any rights of ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other.

          10.3 OWNERSHIP OF DEVELOPED WORKS. Except as set forth in Section 10.2, Millipore will own all copyrights, patents, trade secrets, trademarks and other intellectual property rights subsisting in the Software Deliverables (as defined in Section 11.1 below) and other works developed by Millipore for purposes of this Agreement. Likewise, Mykrolis will own all copyrights, patents, trade secrets, trademarks and other intellectual property rights subsisting in works developed by Mykrolis for purposes of this Agreement

          10.4 CROSS LICENSE TO PREEXISTING WORKS. Mykrolis grants Millipore a non-exclusive, worldwide, royalty-free license to use, copy, and make derivative works of, distribute, display, perform and transmit Mykrolis's pre-existing copyrighted works or other intellectual property rights solely to the extent necessary to perform its obligations under this Agreement. Millipore grants Mykrolis a non-exclusive, worldwide, royalty-free license to use, copy, and make derivative works of, distribute, display, perform and transmit Millipore's pre-existing copyrighted works or other intellectual property rights solely to the extent necessary to perform its obligations under this Agreement.

                                  ARTICLE 11

                               SOFTWARE LICENSE

          11.1 SOFTWARE DELIVERABLE/LICENSE, Unless otherwise agreed by the parties under the Ancillary Agreements or any separate license or technology agreement, if Millipore supplies Mykrolis with a deliverable that in whole or in part consists of software, firmware, or other computer code (referred to as a "Software Deliverable") as indicated in a Transition Service Schedule, such Software Deliverables will be supplied in object code form, and, if so requested by Mykrolis, Source Code, and will be subject to the terms of this Article 11. In the event that such Software Deliverables are licensed to Millipore by third parties, Mykrolis agrees to be bound by any different or additional conditions that are required by such

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third parties, and shall bear the responsibility of obtaining the rights to possess and use such Software Deliverables.

          11.2  DELIVERY AND ACCEPTANCE.

          (a) DELIVERY. Millipore agrees to deliver to Mykrolis one (1) : (i) master copy of the Software in object code form only (and one copy of the Source Code, if requested by Mykrolis) on the media described on the relevant Transition Service Schedule and (ii) Documentation for the Software on the media described in the relevant Transition Service Schedule ((i) and (ii) collectively a "Complete copy") as listed in the relevant Transition Service Schedule no later than ten (10) days after the Effective Date (or any other start date as specifically indicated in the relevant Transition Service Schedule). If Source Code is licensed under this Agreement, Millipore agrees to deliver one (1) copy of such Source Code no later than ten (10) days after the Effective Date (or any other start date as specifically indicated in the relevant Transition Service Schedule). Additional Software or Source Code may be added to this Agreement from time to time by execution by the parties of a Transition Service Schedule.

          (b) ACCEPTANCE OF SOFTWARE (NON SOURCE CODE) Mykrolis will have thirty (30) days from the date of receipt of a Complete Copy of the Software to evaluate the Software for conformity with the manuals and other documentation, if any, that Millipore makes available with the Software to end users or which are reasonably necessary to use the software licensed herein, including those items listed and described in the relevant Transition Service Schedule hereto (the "Documentation") and specifications, and either accept, return for rework or reject the Software. Mykrolis shall accept the Software if it substantially conforms with Documentation and specifications. Mykrolis will be entitled to test and evaluate the Software and Millipore hereby grants to Mykrolis the right to use and reproduce the Software only to the extent necessary for Mykrolis to perform its evaluation. Such license will include the right of Mykrolis to use third party subcontractors bound by the relevant restrictions herein solely as necessary to achieve the foregoing. If Mykrolis returns the Software for rework, Millipore will use its best efforts to correct the identified defects in Software designated on a Transition Service Schedule as being "Mission Critical" and will use reasonable commercial efforts to correct the identified defects in all other Software and resubmit the Software for re-evaluation under the same acceptance procedure.

          (c) ACCEPTANCE OF SOURCE CODE. The Source Code is provided subject to the limitations below in Section 11.3. The Source Code may not be accepted or rejected according to the provisions above in Section 11.2(b). If Mykrolis rejects the Source Code, Mykrolis must destroy all copies of such rejected Source Code and promptly furnish evidence of such rejection and destruction to Millipore.

          11.3  RIGHTS GRANTED AND RESTRICTIONS.

          (a) LICENSE TO SOFTWARE. Subject to the terms and conditions of this Agreement, Millipore hereby grants to Mykrolis, under Millipore's intellectual property rights

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in and to the Software, a non-exclusive, nontransferable (except with respect to
Subsidiaries of Mykrolis), royalty free worldwide license to (a) use and display the Software for its own internal information processing services and computing needs (including, without limitation, to operate Mykrolis's Web page and to interface with visitors to Mykrolis's Web page), and to make sufficient copies as necessary, for such use, (b) use the Documentation in connection with the permitted use of the Software and make sufficient copies as necessary for such use, and (c) modify the software, and to use such modified software for Mykrolis's internal use as specified in clause (a) above so long as such modification is permitted by any and all third parties who control such software.

          (b) LICENSE TO SOURCE CODE. Subject to the terms and conditions of this Agreement, Millipore hereby grants to Mykrolis, under Millipore's intellectual property rights in and to the Software, a nonexclusive, nontransferable (except with respect to Subsidiaries of Mykrolis), royalty free worldwide license to (a) use and reproduce (for archival and back-up purposes only), and prepare derivative works of the Source Code, for the purpose of supporting the object code version of the software (if such object code exists), or, if no object code exists, for the sole purpose of its own internal information processing services and computing needs and (b) to use Source Code Documentation in connection with the permitted use of the Source Code and make copies for archival and back-up purposes. Mykrolis shall also have the right to modify the Source Code, so long as such modification is permitted by any or all third parties that control such Source Code.

          (c) RESTRICTIONS. Mykrolis shall not itself, or through any Subsidiary, affiliate, agent or third party: (a) sell, lease, license or sublicense (except to a Subsidiary of Mykrolis) the Software, the Source Code, the Documentation or the Source Code Documentation; (b) other than as contemplated by paragraphs (a) and (b) above, allow access to the Software or Source Code by any user other than Mykrolis and its Subsidiaries; (c) use the Software or Source Code to provide processing services to third parties (except to operate Mykrolis's Web page and to interface with visitors to Mykrolis's Web page), or (d) otherwise use the Software or Source Code on a "service bureau" basis; or provide, disclose, divulge or make available to, or permit use of the Software or Source Code by any third party without Millipore's prior written consent.

          (d) CONFIDENTIALITY. The Source Code and Source Code Documentation are hereby deemed "Confidential Information" and subject to the terms of confidentiality set forth in Section 13. The period of disclosure shall be one
(1) year from the Effective Date of this Agreement, and the period of confidentiality shall be perpetual.

          (e) TRADEMARKS. Neither party is granted any ownership in or license to the trademarks, marks or trade names (collectively, "Marks") of the other party with respect to this Software.

          (f) OWNERSHIP. Millipore hereby reserves all rights to the Software, Source Code and Documentation, and any copyrights, patents, or trademarks, embodied therein or used in connection therewith, except for the rights expressly granted herein.

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          (g)   COPYRIGHT NOTICES.  Mykrolis agrees that it will not remove any copyright notices, proprietary markings, trademarks or trade names from the Software, Source Code, Documentation, or Source Code Documentation.

          (h) TECHNICAL ASSISTANCE AND TRAINING. Millipore agrees to provide technical assistance and training to Mykrolis personnel as specified in the relevant Transition Service Schedule.

          11.4  AS-IS WARRANTY.

          (a) AS-IS WARRANTY. THE SOFTWARE AND SOURCE CODE PROVIDED HEREUNDER IS LICENSED ON AN "AS-IS" BASIS ONLY, WITHOUT ANY EXPRESS WARRANTIES OF ANY KIND.

          (b) IMPLIED WARRANTY DISCLAIMER. MILLIPORE MAKES NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, REGARDING THE SOFTWARE OR SOURCE CODE (INCLUDING DOCUMENTATION AND SOURCE CODE DOCUMENTATION), ITS MERCHANTABILITY OR TITLE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE.

          11.5  MISCELLANEOUS.

          NON-RESTRICTIVE RELATIONSHIP. Nothing in this Agreement will be construed to preclude Mykrolis from independently developing, acquiring or marketing computer software packages which may perform the same or similar functions as the Software provided by Millipore.

                                  ARTICLE 12

                                NO OBLIGATIONS


          NO OBLIGATIONS. NEITHER PARTY ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. IN ADDITION, WITH RESPECT TO ANY OF THE SOFTWARE LICENSED HEREUNDER, IF ANY THIRD PARTY CLAIMS THAT Mykrolis BREACHED THE RIGHTS OF ANY THIRD PARTY IN ITS POSSESSION, USE, OR MODIFICATION OF THE SOFTWARE, THE DEFENSE OF SUCH CLAIM SHALL BE THE SOLE RESPONSIBILITY OF Mykrolis; PROVIDED, HOWEVER, IN THE EVENT OF ANY SUCH THIRD PARTY CLAIM, MILLIPORE AGREES TO PROVIDE AT Mykrolis'S REQUEST AND EXPENSE REASONABLE CO-OPERATION AND ASSISTANCE WITH Mykrolis'S DEFENCE AGAINST SUCH CLAIM.

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                                  ARTICLE 13

                                CONFIDENTIALITY

          The terms of the Confidentiality provision set forth in Article VI of the Master Separation and Distribution Agreement shall apply to any and all Confidential Information disclosed in the course of the parties' interactions under this Agreement.

                                  ARTICLE 14

                            LIMITATION OF LIABILITY

          NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF DATA, LOSS OF USE, COST OF COVER, BUSINESS INTERRUPTION OR OTHER SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY, ARISING FROM THE PERFORMANCE OF, OR RELATING TO, THIS AGREEMENT.

                                  ARTICLE 15

                                 FORCE MAJEURE

          Each party will be excused for any failure or delay in performing any of its obligations under this Agreement, other than the obligations of a Service Recipient to make payments to a Service Provider pursuant to Article 5 hereof for services rendered, if such failure or delay is caused by Force Majeure. "Force Majeure" means any act of God or the public enemy, any accident, explosion, fire, storm, earthquake, flood, or any other circumstance or event beyond the reasonable control of the party relying upon such circumstance or event.

                                  ARTICLE 16

                              DISPUTE RESOLUTION

          If a dispute, controversy or claim arises under this Agreement it shall be settled in accordance with the provisions of Article IX of the Master Separation and Distribution Agreement.

                                  ARTICLE 17

                                 MISCELLANEOUS

          17.1 ENTIRE AGREEMENT. This Agreement, the Master Separation and Distribution Agreement and the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

          17.2 GOVERNING LAW. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the Commonwealth of Massachusetts, excluding its conflict of law rules and the United Nations Convention on Contracts for the international sale of Goods. The State and Federal Courts of Massachusetts shall have jurisdiction and venue over all Disputes between the parties that are permitted to be brought in a court of law pursuant to Article 16 above.

          17.3 DESCRIPTIVE HEADINGS. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

          17.4 NOTICES. Notices, offers, requests, or other communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

                if to Millipore:

                                     Millipore Corporation
                                     80 Ashby Road
                                     Bedford, MA  01730
                                     Attention:  General Counsel
                                     Fax:

                if to Mykrolis:

                                     Mykrolis Corporation
                                     Patriots Park
                                     Bedford, MA  01730
                                     Attention: General Counsel
or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the date of actual delivery.

         17.5 NONASSIGNABILITY. Except as specifically permitted under Article 10 above, neither party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other party's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other party. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         17.6 SEVERABILITY. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby, are fulfilled to the fullest extent possible.

         17.7 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

         17.8 AMENDMENT, No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives.


MILLIPORE CORPORATION                   MYKROLIS CORPORATION



By:    /s/ Francis J. Lunger            By:     /s/ Jean-Marc Pandraud
       ------------------------                 ----------------------
           Francis J. Lunger                        Jean-Marc Pandraud

Its:   Executive Vice President         Its:    President
       ------------------------                 ----------------------

Date:  ________________________         Date:   ______________________


         List of Transition Service Schedules as of the Effective Date

Transition Service Schedule #       Functional Area
-----------------------------       ---------------

          1-A.....................  Facilities Sharing Services Millipore to
                                    Mykrolis
          1-B.....................  Facilities Sharing Services Mykrolis to
                                    Millipore
          2.......................  Central Engineering
          3.......................  Plastics Engineering
          4.......................  MIS
          5.......................  Analytical Services
          6.......................  Millipore Information Center
          7.......................  Financial Services
          8.......................  Distribution and Warehouse Services
          9.......................  Legal Services
          10......................  Human Resource Services
          11......................  Exhibits/Trade Show Services
          12......................  Executive Management in Japan

                                    Annex A

     TRANSITION SERVICE SCHEDULE TO MASTER TRANSITIONAL SERVICES AGREEMENT

1.   TRANSITION SERVICE SCHEDULE #:  ____________________

     (To be inserted by responsible individual or department.)

2.   FUNCTIONAL AREA:  ________________________________

3. START/END DATE: The Services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end on February 1, 2001 unless otherwise indicated below.

     INDICATE BELOW IF OTHER START/END DATE:

          START DATE: __________________

          END DATE: ____________________

     If Start and End dates vary by service and/or country, please indicate in Section 5 below.

4. SUMMARY OF SERVICES (Describe the service to be provided in appropriate detail.


______________________________________________________________________________
                                 SERVICE NAME

______________________________________________________________________________


5. LIST OF SERVICES TO BE PROVIDED PER COUNTRY AND SITE: (List all the services to be provided at each site. Enter Start Date and End Date if different than Section 3 above.)


______________________________________________________________________________
        COUNTRY               SITE                        SERVICE(S)

______________________________________________________________________________


______________________________________________________________________________

______________________________________________________________________________

6. PERFORMANCE PARAMETERS/SERVICE LEVEL: (State minimum performance expected from each service, if applicable.)

7.   ESTIMATED TOTAL COMPENSATION: ___________________________________________

8. DESCRIBE COST METHODOLOGY AND COST DRIVERS AFFECTING ESTIMATED TOTAL COMPENSATION (Describe on an individual service basis if necessary):

9. DESCRIBE THE PROCESS BY WHICH THE COST OF SERVICES WILL BE ADJUSTED IN THE INSTANCE OF AN INCREASE/REDUCTION IN THE SERVICES PROVIDED: (Describe on an individual service basis if necessary.)


10.  SOFTWARE  Will software he used or included with the Services to under
               this Transition Service Schedule:    ____ Yes ____

               If yes, will source code be provided: ____ Yes ____ List software to be provided:

               SOFTWARE APPLICATION      NUMBER OF LICENSES T

               ______________________________________________

               ______________________________________________


Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain Master Transitional Services Agreement between Millipore Corporation and Mykrolis Corporation

MILLIPORE CORPORATION               MYKROLIS CORPORATION

By: _______________________         By: ______________________

Its: ______________________         Its: _____________________

Date: _____________________         Date: ____________________

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT

1.   Transition Service Schedule #: 1-A
                                    ---

2. Function Area: Sharing of facilities and provision of services to Mykrolis in various Millipore facilities ("the Services").

3. The Services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service Schedule is attached. The end date for the Services shall vary on a facility by facility basis.

 4. Millipore agrees to allow or to cause its applicable Subsidiary to allow Mykrolis and its employees to occupy and use, together with common areas, substantially the same space with substantially the same utilities and other facilities services as is being occupied or used by Mykrolis and its employees immediately prior to the Effective Date in the following Millipore owned or leased facilities for the indicated periods:

      80 Ashby Road, Bedford, MA; until the earlier of the availability of Mykrolis's new headquarters facility for occupancy or 1 year following the Effective Date.

      Patriots Park, Bedford, MA; until the earlier of the availability of alternative space pending fit out as Mykrolis headquarters facility and in such alternative space until the earlier of the availability of Mykrolis's new headquarters facility for occupancy or 1 year following the Effective Date.

      Prescott Road, Jaffrey, NH; until the earlier of the availability of a replacement Mykrolis manufacturing facility for occupancy or 1 year following the Effective Date.

      39 Route Industrielle de la Hardt, Molsheim, France; until the earlier of the availability for occupancy of a replacement Mykrolis facility in France or December 31, 2001.

      78054 St. Quentin en Yvelines Cedex; until the earlier of the availability for occupancy of a replacement Mykrolis service facility in France or 2 years following the Effective Date.

      18 Harbour Road, Wanchai, Hong Kong; until October 2002 or earlier termination of the lease by Millipore.

      No 14 Jalan, Petaling Jaya, Selangor, Malaysia; until the earlier of expiration of the lease or December 31, 2002.

      Rue de la Fuse, 60 Rakestraat, Brussels, Belgium; until June 30, 2001.

      Penningweg 33, Postbus 166, 4870 AD, Etten-Leur, The Netherlands;  until
         June 30, 2001.

      [Need street address]   Lyon, France; until April 31, 2001 or the
         termination of this lease by Millipore.

      32 Wiggins Ave., Bedford, MA; until the earlier of the availability of Mykrolis's new headquarters facility for occupancy or 1 year following the Effective Date.

      20090 Vimodrone, MI, Milan, Italy; until December 31, 2001.

      The above occupancy may be extended by mutual agreement. In addition, detailed arrangements relating to the above occupancy and the related facilities and services (Arrangements") may be specified may be specified with respect to each of the above facilities in writing as deemed appropriate by Millipore and Mykrolis.


5. In consideration for the occupancy and Arrangements specified in paragraph 4 above, Mykrolis agrees to pay an amount equal to the charges allocated by Millipore to its Microelectronics Division for occupancy of such space prior to the Effective Date. For those facilities Mykrolis is utilizing as of January 1, 2002, such allocation shall be changed to reflect current costs.

      Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.

MILLIPORE CORPORATION                 MYKROLIS CORPORATION

By:     /s/ Francis J. Lunger         By:    /s/ Jean-Marc Pandraud
        ------------------------             ----------------------

Title:  Executive Vice President      Title: President
        ------------------------             ----------------------

Date:   ________________________      Date:  ______________________

Name:   Francis J. Lunger             Name:  Jean-Marc Pandraud
        ------------------------             ----------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT

1.   Transition Service Schedule #: 1-B
                                    ---

2. Function Area: Sharing of facilities and provision of services to Millipore in various Mykrolis facilities ("the Services").

3. The Services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service Schedule is attached. The end date for the Services shall vary on a facility by facility basis.

 4. Mykrolis agrees to allow or to cause its applicable Subsidiary to allow the local member of the Millipore Group to occupy and use, together with common areas, substantially the same space with substantially the same utilities and other facilities services as is being occupied or used by members of the Millipore Group and its employees immediately prior to the Effective Date in the following Mykrolis leased facilities for the indicated periods:

      Suite 711, City Air Terminal Building, Samsung-Dong Kangnam-Ku, Seoul,
         Korea; until the earlier of the expiration of the lease extension or December 31, 2001.

      31 Kaki Bukit Road 3, 11 Tech Link, Singapore; until November 2002.

     The above occupancy may be extended by mutual agreement. In addition, detailed arrangements relating to the above occupancy and the related facilities and services (Arrangements") may be specified may be specified with respect to each of the above facilities in writing as deemed appropriate by Mykrolis and Millipore.

5. In consideration for the occupancy and Arrangements specified in paragraph 4 above, Millipore agrees to pay an amount equal to the charges allocated by Millipore for occupancy of such space prior to the Effective Date. For those facilities Millipore is utilizing as of January 1, 2002, such allocation shall be changed to reflect current costs.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.

MILLIPORE CORPORATION                        MYKROLIS CORPORATION

By:     /s/ Francis J. Lunger                By:      /s/ Jean-Marc Pandraud
       -----------------------------                ----------------------------
Title:      Executive Vice President         Title:       President
       -----------------------------                ----------------------------
Date:  _____________________________         Date:  ____________________________

Name: ______________________________         Name: _____________________________

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT

1.   Transition Service Schedule #:  2
                                 -----

2.   Functional Area: Central Engineering

3.   Start/End Date:

     The services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation, ("Mykrolis") to which this Transition Service Schedule is attached, and end on 12/31/01.

4.   Summary of Services:

     A.) Equipment Design - Design, construction, installation, validation of process equipment. Equipment may be for R&D programs, pilot production, or full scale production.

     B.) Model Shop support - Manufacture parts and complete machines from sketches, complete drawings, etc. Designs/drawings may come from CE Equipment Design groups or directly from MiE R&D or Operations.

     C.) Process Technology Department - CE Process technology lab works with MiE personnel to define key elements of manufacturing assembly technology.

     D.) Facilitating transfer of personnel, equipment, and capability to Mykrolis.

5.   Cost Methodology:

     Model shop work at $69.00 per hour. Engineering work at $96.00 per hour. This covers direct and indirect costs.

6. Estimated 2001 Use of Resources: Good faith efforts will be provided to accommodate all Mykrolis requests. However, activity estimates ( in hours) for all of 2001 are as listed below. Millipore shall not be required to provide any services in excess of the maximums listed below.

       -----------------------------------------------------------------------
                                                                   Maximum
                                             Estimated             Required
       -----------------------------------------------------------------------
       Model Shop                               7000                  8700
       -----------------------------------------------------------------------
       Engineering, including design and
       process technology                       3800                  4700
       -----------------------------------------------------------------------

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                        MYKROLIS CORPORATION

By:     /s/ Francis J. Lunger                By:     /s/ Jean-Marc Pandraud
       --------------------------------             ----------------------------
Title:  Executive Vice President             Title:  President
       --------------------------------             ----------------------------
Date:  ________________________________      Date:  ____________________________

Name:   Francis J. Lunger                    Name:   Jean-Marc Pandraud
       --------------------------------             ----------------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT


1.   Transition Service Schedule #: 3
                                    -

2.   Functional Area:  Plastics Engineering

3.   Start/End Date:

     The services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation, ("Mykrolis") to which this Transition Service Schedule is attached, and end on 12/31/01.

4.   Summary of Services:

     A.) Molding and mold design consulting and program management for Mykrolis R&D programs.

     B.) Molding of small volume components for Mykrolis production. Most notably, Molding of LHVD & impact manifold.

     C.)  LHVD Molds qualification
               I    Currently involved in qualifying LHVD molds. Qualifying of molds will be complete by end-November. Mykrolis customer qualification work to start @ that time.
               II   Plan to move new LHVD molds to Jaffrey molding department, once qualified.

     D.) Facilitating transfer of personnel, equipment, and capability to Mykrolis. One specific deliverable will be transfer of the cannister molds for Mykrolis components to them during the transition period.

5.   Cost Methodology:

     All personnel in Plastics Engineering shall bill out their time at a rate of $86.00 per hour. This covers direct and indirect costs.


6. Estimated 2001 Use of Resources: Good faith efforts will be provided to accommodate all Mykrolis requests. However, activity estimates (in hours) for 2001 are as listed below. Millipore shall not be required to provide any services in excess of the maximums listed below.

-------------------------------------------------------------------------------
                                 Estimated                    Maximum
-------------------------------------------------------------------------------
                           H1/2001        H2/2001      H1/2001        H2/2001
-------------------------------------------------------------------------------
Molding                   250            150          350            250
Manager/Engineer
time
-------------------------------------------------------------------------------
technician and mold       500            300          750            500
maker time
-------------------------------------------------------------------------------

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.



MILLIPORE CORPORATION                        MYKROLIS CORPORATION

By:     /s/ Francis J. Lunger                By:     /s/ Jean-Marc Pandraud
       --------------------------------             ----------------------------

Title:  Executive Vice President             Title:  President
       --------------------------------             ----------------------------

Date:  ________________________________      Date:  ____________________________


Name:   Francis J. Lunger                    Name:   Jean-Marc Pandraud
       --------------------------------             ----------------------------

                        Transition Service Schedule to
                    Master Transitional Services Agreement



1.   Transition Service Schedule #4
                                 --

2.   Functional Area:  MIS

3. Start/End Date: The Services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached. The end date for the Services is April 1, 2003.

4.   Summary of Services

  I. Operations Services includes the following functions: Data Transmissions Services and Data Processing Services.

     A.   Data Transmission Services

     1. Millipore will provide Mykrolis with dedicated data transmission lines for the following locations:
               .  France (Mykrolis new location when established)
               .  Esching, Germany
               .  Dresden, Germany (local line from Esching)
               .  Swindon, U.K.
               .  Tokyo, Japan
               .  Singapore
               .  Seoul, Korea
               .  Hsin Chu, Taiwan
               .  Tainan, Taiwan
               .  Yonezawa, Japan
               .  81 Fitzgerald Drive, Jaffrey, NH
               .  Patriot's Park, Bedford, MA
               .  Allen, TX
               .  San Jose, CA
               .  San Clemente, CA
               .  Austin, TX
               .  Tempe, AZ
               .  Suzhou, PRC.

          2. The line configuration for these dedicated lines will be at Mykrolis's discretion, but subject to the approval of Millipore, which approval shall not be unreasonably withheld.

          3. Millipore will provide Mykrolis with shared data transmission lines for the duration of Mykrolis's occupancy for the below listed locations:

               .  80 Ashby Road
               .  Prescott Road, Jaffrey, NH
               .  St. Quentin, France
               .  Molsheim, France

          4. In the event Global One is not able to provide the two parties with the requested changes to the Millipore network, Millipore and Mykrolis may have to share more data transmission lines. This occurrence shall not affect the cost of these Services.

          5. Millipore will also provide the professional services required to maintain internet access for Mykrolis.

          6. Millipore will provide the professional services required to support the supply of voice communications resources to Mykrolis until April 1, 2002.

     B.   Data Processing Services

     1. Millipore will provide Mykrolis with a data processing environment which contains the following features:

               i) An Oracle data processing environment which includes the following listed functions and related department supervisors:

                    .  Production control
                    .  Data Center
                    .  DBA
                    .  System Administration (excluding NT)
                    . Response Center services to Mykrolis employees while they are located at 80 Ashby Road

               ii) In addition, Millipore shall support the following operations:

                    .  Oracle applications
                    .  Product Center
                    .  Job Scheduler
                    .  Discoverer for HR
                    .  Business object environment
                    .  APS Infrastructure

          2. During the transition period, the operation group is expected to complete the following projects:

               . Split into 2 separate instances both companies during 2001 . Upgrade or conversion of WWPROD to 11.i during 2001
               .  Upgrade or conversion of JAPROD to 11.i during 2001
               .  Fuse WWPROD and JAPROD into a single instance during 2001
               .  Perform the platform migration from Sequent to Sun in early
                  2002
               . Assist in the integration process of potential acquired companies when required
               .  Upgrade the Oracle environment to Multi-Org.

               .  Implement the NLS functionalities as required by Mykrolis

          3. The costs for the Services described in Sections (1) and (2) above will be a percentage of the total cost of the Data Processing Center, corresponding to the percentage of Mykrolis's use of the Data Processing Center. The configuration of the Data Processing Center will be at Millipore's discretion, but subject to the approval of Mykrolis, which shall not be unreasonably withheld.

          4. The intranet operations group shall provide the following Services to Mykrolis:

               .  Lotus Notes administration
               .  NT administration of Notes hosting services
               . Same time and Learning Space (or equivalent product like Symposium Centra) Administration
               .  InfoPump, Power-flow and InfoScout administration.

II.  Software Services (Deliverables)

     In accordance with Article 11 of the Agreement Millipore shall deliver object code and Source Code versions of the following Software
     Deliverables:

          Millipore Notes Databases
          . Oracle Software customized by Millipore as follows:
            . Triggers
            . Alerts
            . Flexfields
            . Database Packages
            . Interface Routines
            . End User Reports
          . Sterling EDI Package
          Open Market STIBO Package
          . BPA Package (Bar Code)
          . Open Market Web Store Package
          InfoPump

          PowerFlow
          InfoScout

     Software Deliverables marked with a spade [.] above shall be deemed to be "Mission Critial" for purposes of Section 11.2(b) of the Agreement. Mykrolis's evaluation of the above Software Deliverables shall be pursuant to mutually agreed upon test scripts.

5.   Cost

     Except as otherwise specifically provided herein, the Cost for the Services provided in this Schedule shall be the direct costs, plus the indirect costs, of providing the Service, as determined in accordance with Generally Accepted Accounting Principles (GAAP). Moreover, the costs for all shared resources shall be determined on a transaction/revenue calculation. In addition, if Mykrolis's transactions fall below 20% of the combined Millipore/Mykrolis total transactions, then for the purposes of this cost determination, Mykrolis's transactions shall be deemed to be 20%. Such costs shall be billed to Mykrolis, or Millipore as the case may be, on a quarterly basis throughout the term of this Service Schedule.

6.   Migration Support

     At the end of the term of this Transitional Services Schedule, Millipore will make reasonable commercial efforts to provide the required internal resources to support the migration of Mykrolis systems to any chosen vendor or to Mykrolis's own internal IS department

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.



MILLIPORE CORPORATION                        MYKROLIS CORPORATION

By:     /s/ Francis J. Lunger                By:     /s/ Jean-Marc Pandraud
       --------------------------------             ----------------------------
Title:  Executive Vice President             Title:  President
       --------------------------------             ----------------------------
Date:  ________________________________      Date:  ____________________________

Name:   Francis J. Lunger                    Name:   Jean-Marc Pandraud
       --------------------------------             ----------------------------

                        Transition Service Schedule to
                     Master Transitional Services Agreement


1.   Transition Service Schedule #5
                                 --

2.   Functional Area: Analytical Services

3. Start/end Date: The Services start on the Effective Date of the Master Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end 2 years later unless otherwise indicated below.

4.   Summary of Services

     A.   By Millipore to Mykrolis:

          Current routine methods and analytical technologies currently already established at Millipore will be used to support new product development, process trouble shooting and customer problem solving by providing data with basic interpretation from one of the following technique areas.


------------------------------------------------------------------------------
      Technique Area                            Description
------------------------------------------------------------------------------

Trace Organic                Solvent extraction of filters and membranes
                             followed by evaporation and gravimetric
                             quantification of non-volatile residues (NVR) or
                             chromatographic (GC or LC) quantification of
                             specific species using developed methods.
                             Development of new chromatographic methods using
                             known technology that is currently available to
                             Millipore for quantifying trace organic
                             extractables.
------------------------------------------------------------------------------
SEM/Microscopy               Acquiring images at high magnification using SEM
                             to document microscopic features.
                             Dimensional analysis of microscopic features
                             using Optical Profilommetry or SEM.
                             Elemental analysis of microscopic particles
                             using EDS for trouble shooting and customer
                             support.
                             Characterization and quantification of
                             well-defined shapes (e.g., hollow fiber
                             openings) using image analysis.
------------------------------------------------------------------------------
Polymer Surface              Determination of molecular basis for surface
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      Technique Area                            Description
------------------------------------------------------------------------------
                             properties that influence performance. (Cost for
                             outside labs to perform XPS, ToFSIMS, etc. will
                             be the responsibility of MiE.)
------------------------------------------------------------------------------
Thermo-Mechanical            Determination of thermal mechanical behavior of
                             polymers:
                             .  DSC for thermal transitions
                             .  TGA for mass loss versus temperature
                             .  DMA/TMA for thermo-mechanical behavior under
                                different conditions.
------------------------------------------------------------------------------
Spectroscopy                 Nuclear Magnetic Resonance, Mass Spectrometry
                             and Infrared Spectroscopy for molecular
                             characterization of NVR components. . (Cost for
                             outside labs to perform NMR, MS, etc. will be
                             the responsibility of MiE.)
------------------------------------------------------------------------------
Customer Support             FTIR analysis versus extensive database to
                             determine likely sources of fouling and other
                             types of trouble shooting. (see examples next
                             page)
------------------------------------------------------------------------------

     B.   By Mykrolis to Millipore:

          Current routine methods and analytical technologies already established at Millipore will be used to support new product development, process trouble shooting and customer problem solving by providing data with basic interpretation from one of the following technique areas.

------------------------------------------------------------------------------
      Technique Area                            Description
------------------------------------------------------------------------------
Trace Inorganic              Quantification of inorganics and complex ions in
                                aqueous solutions using developed methods.
------------------------------------------------------------------------------

5.        Cost

     A.   By Millipore to Mykrolis:

          (i) The Cost of the Services described above shall be $110.00 per hour (cost).

          (ii) Mykrolis shall be required to pay a minimum quarterly amount for the Services (the "Minimum Fee"). The Minimum Fee shall be equal to the minimum range of time, set forth in the chart below multiplied by the applicable hourly fee. The Minimum Fee shall be determined on a quarterly basis by technique area. The Minimum Fee shall be due regardless of the actual utilization of Services.

          (iii) Millipore shall not be required to provide Services in excess of the maximum range listed in the chart below. Such maximums apply on a quarterly basis, by technique area.

-------------------------------------------------------------------------------------------------------------------
Technique Area            F.T.E.       Min. %     Min. Hrs.      Max. %      Max Hrs.     Work by      Work for
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Group Mgt                 0.5           28%        218            42%          328        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Trace Organic               2           15%        468            35%         1092        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
SEM/Microscopy              2           45%       1404            55%         1716        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Polymer Surface             1            0%          0            10%          156        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Thermo-Mech                 2            0%          0            10%          312        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Spectroscopy                1           10%        156            20%          312        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Customer Support            1           10%        156            20%          312        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------
Total                     8.5           20%       2714            31%         4071        Millipore     Mykrolis
-------------------------------------------------------------------------------------------------------------------

     B.   By Mykrolis to Millipore:

          (i) The cost of the trace organic Services described above shall be $110.00 per hour (cost).

          (ii) Millipore shall be required to pay a Minimum Fee for the Services. The Minimum Fee shall be equal to the minimum range of time, set forth in the chart below multiplied by the applicable hourly fee. The Minimum Fee shall be determined on a quarterly basis by technique area. The Minimum Fee shall be due regardless of the actual utilization of Services.

          (iii) Mykrolis shall not be required to provide Services in excess of the maximum range listed in the chart below. Such maximums apply on a quarterly basis.

--------------------------------------------------------------------------------------------------------------------
                                       Ranges (Minimum/Maximum) of Commitment
--------------------------------------------------------------------------------------------------------------------
Technique Area            F.T.E.        Min. %      Min. Hrs.      Max. %      Max Hrs.      Work by      Work for
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Trace Inorganic            2            8%             250         15%          468           Mykrolis     Millipore
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

6.   Termination

     Either party may terminate this Schedule by providing 6 months written notice to the other party. Minimum quarterly fees hereunder for periods extending beyond the effective date of termination shall be pro rated to the date of termination.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain Master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.

MILLIPORE CORPORATION                MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger         By:     /s/ Jean-Marc Pandraud
       -------------------------             -----------------------

Title: Executive Vice President      Title:  President
       -------------------------             -----------------------

Date:  _________________________     Date:   _______________________


Name:  Francis J. Lunger             Name:   Jean-Marc Pandraud
       -------------------------             -----------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT


1.   Transition Service Schedule #6
     ------------------------------

2.   Functional Area:  Millipore Information Center
     ---------------

3.   Start/End Date:  The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end 2 years later unless otherwise indicated below.

4.   Summary of Services
     -------------------

     A.   Online Searching - Covers the design and execution of complex search
          ----------------
          strategies, utilizing subscription databases, the worldwide web and any other electronic or paper resource to provide information/data to fulfill client requests.

     B.   Document Delivery - Covers the procuring of full-text copies (either
          -----------------
          in paper or electronic form) from contracted vendors per client requests; includes journal articles, conference papers, reports, books, patents, standards, etc.

     C.   Daily Business Briefing - The DBB is published each morning by 11:00
          -----------------------
          AM through Lotus Notes. The contents will include current information regarding Mykrolis and its business segments, competitors and related industries.

     D.   TechWatch - A continuously updated database of patents assigned to
          ---------
          Millipore, competitors and related industries (updated monthly).

5.   Cost
     ----

     A. Online Searching    $36,000 per year             Covers up to 400 search
                            (payable quarterly in four   hours. If this amount is
                            equal amounts)               exceeded, Mykrolis shall be
                                                         charged at $50/hr for labor
                                                         plus itemized cost of each
                                                         additional online search

     B. Document Delivery   The itemized cost of each
                            document plus $50/hr. for
                            labor (billed quarterly)

     C. Daily Business      $6,000 per year (payable
        Briefing            quarterly in four equal
                            amounts)

D.   Tech Watch          $13,900 per year (payable
                         quarterly in four equal
                         amounts)


6.   Termination
     -----------

     Mykrolis may terminate this Schedule after the first year of Service, provided it notifies Millipore of its decision to terminate in writing 90 days before the end of the first year of Service.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                   MYKROLIS CORPORATION


By:    /s/ Francis J. Lunger            By:     /s/ Jean-Marc Pandraud
       -------------------------                -----------------------

Title: Executive Vice President         Title:  President
       -------------------------                -----------------------

Date:  _________________________        Date:   _______________________


Name:  Francis J. Lunger                Name:   Jean-Marc Pandraud
       -------------------------                -----------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT


1.   Transitional Service Schedule #7
     --------------------------------

2.   Functional Area:  Financial Services (including General Ledger, Accounts
     ---------------
     Payable, Payroll, Financial Reporting, Credit/Collection, Cash Appropriations, Tax, Treasury, Insurance, Customer Service) (the "Services").

3.   Start/End Date:  The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end one year later unless otherwise indicated below.

4.   Service Provider
     ----------------

     For the most part, Millipore will be providing the Services to Mykrolis. In a few instances, which will be clearly indicated below, Mykrolis shall be providing Services to Millipore.

5.   Cost
     ----

     The Cost for the Services provided in this Schedule shall be the direct costs, plus the indirect costs, of providing the Service, as determined in accordance with Generally Accepted Accounting Principles (GAAP). Such costs shall be billed to Mykrolis, or Millipore as the case may be, on a quarterly basis throughout the term of this Service Schedule.

6.   List of Services to be Provided per Country/Area
     ------------------------------------------------

     A.   United States
          -------------

          Insurance
          ---------

          . Millipore's risk manager shall handle the insurance claims for Mykrolis for a period of 3 quarters.

          .    Millipore's risk manager shall also train MIE's representative.

          .    These Insurance Services will apply on a worldwide basis.

          Tax
          ---

                              [To be determined.]

     B.   Europe
          ------

          (i)    General Ledger
                 --------------

                 Millipore's European Financial Shared Service Center shall provide General Ledger Services for a period of 3 quarters.

          (ii)   Accounts Payable
                 ----------------

          Millipore's European Financial Shared Service Center shall provide Accounts Payable Services to Mykrolis and its European Subsidiaries for a period of 3 quarters.

          (iii)  Payroll
                 -------

                 In France, Millipore's European Financial Shared Service Center will provide Payroll Services to Mykrolis's French Subsidiary for a period of 3 quarters.

          (iv)   Credit/Collections/Cash Appropriations
                 --------------------------------------

                 Millipore shall provide cash application by country to Mykrolis and its Subsidiaries for a period of 3 quarters.

          (v)    Treasury
                 --------

                 Millipore shall provide banking, cash concentration, domestic customers and vendors, and intercompany transactions to Mykrolis and its Subsidiaries for a period of 2 quarters.

     C.   Korea
          -----

          (i)    Accounting Services (i.e., General Ledger, Accounts Payable,
                 -------------------
                 Accounts Receivable, Cash Appropriations, HR Administration)

                 Mykrolis shall provide the above described Accounting Services to Millipore's Korean Subsidiary for a period of 2 months.

          (ii)   Customer Service
                 ----------------

               Mykrolis shall provide Customer Service Services to Millipore's Korean Subsidiary for a period of 2 quarters.

     D.   Taiwan
          ------

          Accounting Services
          -------------------

          Mykrolis shall provide Accounting Services to Millipore's Taiwan operations for a period of 2 quarters. In order to perform this Service Mykrolis will be using interim employees in Taipei that will ultimately transfer to Millipore; Millipore agrees to use reasonable efforts to encourage these employees to remain with Mykrolis during this two quarter transition period.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                  MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger           By:     /s/ Jean-Marc Pandraud
       --------------------------              -----------------------

Title: Executive Vice President        Title:  President
       --------------------------              -----------------------

Date:  __________________________      Date:   _______________________


Name:  Francis J. Lunger               Name:   Jean-Marc Pandraud
       --------------------------              -----------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT

1.   Transition Services Schedule #8
     -------------------------------

2.   Functional Area:  Distribution and Warehouse Services.
     ---------------

3.   Start/End Date:  The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end one year later.

4.   Service Provider
     ----------------

     In most cases, Millipore shall be providing the Services to Mykrolis. In a few cases, Mykrolis shall be providing the Services to Millipore.

5.   Summary of Services:
     -------------------

     Distribution and Warehousing Services include warehousing, product receiving, picking, packing, shipping, domestic and international carrier management and freight payment, shipping documentation, and export compliance consulting (the "Services"). In addition, Millipore shall also be performing a number of administrative services (the "Administrative Services") for Mykrolis which shall include the following:

     -  Examination of and Replies to Contracts and Certifications
     -  Completion of Vendor Applications and Supplier Profiles
     -  Review and Reply to Customer Terms and Conditions
     -  Bid Oversight
     -  Customer File maintenance
     -  Product File maintenance
     -  Territory Classification
     -  Oracle Table Maintenance (includes GCC)
     -  Call Directing

6.   Cost
     ----

     Millipore will charge Mykrolis (or Mykrolis will charge Millipore) its direct costs, plus its indirect costs, for providing the Services. Such costs will be determined according to Generally Accepted Accounting Principles (GAAP). The cost for the Administrative Services shall be a flat fee of $25,000.00 per quarter. The Service Provider shall invoice the Service Recipient on a quarterly basis for the Services and the Administrative Services.

7.   List of Services to be provided per Country
     -------------------------------------------

     A.   United States
          -------------

          Millipore shall provide the Services to Mykrolis for a period of one year.

     B.   Europe
          ------

          Millipore's European Distribution Center shall provide the Services to Mykrolis for a period of 2 quarters.

     C.   Korea
          -----

          Mykrolis shall be providing the Services to Millipore's Korean Subsidiary for a period of 2 quarters.

     D.   Singapore
          ---------

          Mykrolis shall be providing the Services to Millipore's Singapore Subsidiary for a period of 2 quarters.

     E.   Japan
          -----

          Mykrolis shall provide the Services to Millipore for a period of one year.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                 MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger          By:    /s/ Jean-Marc Pandraud
       -------------------------             --------------------------

Title: Executive Vice President       Title: President
       -------------------------             --------------------------

Date:  _________________________      Date:  __________________________

Name:  Francis J. Lunger              Name:  Jean-Marc Pandraud
       -------------------------             --------------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT

  1. Transitional Service Schedule #9
     --------------------------------

  2. Functional Area:  Legal services (the "Services").
     ---------------

  3. Start/End Date:  The Services start on the Effective Date of the Master
     --------------
     Transitional Service Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached. The Services specified herein shall be provided for a period of six months following the Effective Date unless otherwise indicated below.

  4. Cost
     ----

     The cost for the Services provided in this Schedule shall be the direct costs, plus the indirect costs, of providing the Service, as determined in accordance with Generally Accepted Accounting Principles (GAAP). Such costs shall be billed to Mykrolis on a quarterly basis, throughout the term of this Service Schedule. For the paralegal services set forth in Section 5(a) below, the cost shall be $72 per hour. Mykrolis shall pay for 1/2 of the secretarial services of Colleen Spreadbury and Maureen Stone as per the formula set forth in the first sentence of this paragraph.

  5. Summary of Service and Service Providers
     ----------------------------------------

     a. Patent paralegal service and corporate paralegal services. Millipore shall not be required to perform any services in excess of 1/3 of the patent paralegal's time or 1/3 of the corporate paralegal's time as determined on a weekly basis. The paralegals shall keep a record of their time for purposes of determining the number of hours worked per week.

     b. Secretarial services for Mykrolis lawyers shall continue to be provided on substantially the same basis as prior to the Effective Date.

     c. Legal research services (Lexis, access to legal library and legal loose leaf services and advance sheets etc) and other legal and office support services shall continue to be provided on substantially the same basis as prior to the Effective Date. Mykrolis shall reimburse Millipore for 1/3 of the cost of Lexis.

     d. Pat Powers shall provide employment law services. Such Services shall not be in excess of 20 hours per week and Ms. Powers shall keep a record of her time for purposes of determining the number of hours worked per week.

  Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.

MILLIPORE CORPORATION                 MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger          By:    /s/ Jean-Marc Pandraud
       -------------------------             -------------------------

Title: Executive Vice President       Title: President
       -------------------------             -------------------------

Date:  _________________________      Date:  _________________________

Name:  Francis J. Lunger              Name:  Jean-Marc Pandraud
       -------------------------             -------------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT



1.   Transitional Service Schedule #10
     ---------------------------------

2.   Functional Area:  Human Resource Services (the "Services")
     ---------------

3.   Start/End Date:  The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end no later than December 31, 2001.

4.   Service Provider
     ----------------

     Millipore will be providing the Services to Mykrolis.

5.   Cost
     ----

     The Cost for the Services provided in this Schedule shall be the direct costs, plus the indirect costs, of providing the Service, as determined in accordance with Generally Accepted Accounting Principles (GAAP). Such costs shall be billed to Mykrolis, on a quarterly basis throughout the term of this Service Schedule.

6.   List of Services to be Provided per Country/Area
     ------------------------------------------------

     A.   United States
          -------------

          (i) Benefits Administration (i.e., including but not limited to medical and dental, life insurance, stock purchase plan, 401K administration, etc.)

          (ii)   Hiring administration.

          (iii)  Health services.

     B.   Europe
          ------

          HR administrative support (work contract, transactions with payrolls, labor law advice, etc.) in U.K., France, Germany, Italy, Netherlands, and Belgium.

     Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.

MILLIPORE CORPORATION                 MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger          By:    /s/ Jean-Marc Pandraud
       -------------------------             -------------------------

Title: Executive Vice President       Title: President
       -------------------------             -------------------------

Date:  _________________________      Date:  _________________________

Name:  Francis J. Lunger              Name:  Jean-Marc Pandraud
       -------------------------             -------------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT


1.   Transition Services Schedule #11
     --------------------------------

2.   Functional Area: Exhibits/Trade Shows Services
     ---------------

3.   Start/End Date: The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end one year later.

4.   Service Provider
     ----------------

     Millipore shall be providing the Services to Mykrolis.

5.   Summary of Services:
     -------------------

     A. Millipore will provide complete support services for the following Mykrolis trade shows: SVC (Society for Vacuum Coaters - April 23 & 24 in Philadelphia, PA ); Semicon West (July 16 - 18 in San Francisco,
          CA).  Specifically, these services shall include the following:

          .    Coordinate show and booth logistics
          .    Develop pre-show, at-show and post-show promotional activities
          .    Manage division inventory and coordinate for shipment

     B. The parties do not contemplate that Millipore will be offering support services to Mykrolis for any additional trade shows other than the ones set forth above. If Mykrolis, however, requests support services for any additional trade shows, Millipore shall make reasonable efforts to provide such service.

6.   Cost
     ----

     A. For providing the Services described above, Millipore will charge Mykrolis a portion of tradeshow support expenses based on a proportional amount of the previously budgeted full year Mykrolis trade show allocation. The summary of services outlined above represent one-third (four months) of the full year allocation. The 2001 full Year North American Mykrolis exhibits allocation is $133,797. Accordingly, Mykrolis's proportionate share, related to 4 months of tradeshow support, shall be $44,596. Should Mykrolis request additional trade show support, then this allocation, and thus Mykrolis's cost, shall increase on a proportionate basis.

     B. In addition to the allocation cost described in Section 7(A) above, Millipore may incur additional expenses related to specific Mykrolis trade show activity. Mykrolis shall reimburse Millipore for such additional expenses at cost.

     C. Millipore shall bill Mykrolis on a quarterly basis for the above described Services.

Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                 MYKROLIS CORPORATION


By:    /s/ Francis J. Lunger          By:    /s/ Jean-Marc Pandraud
       -------------------------             -------------------------

Title: Executive Vice President       Title: President
       -------------------------             -------------------------

Date:  _________________________      Date:  _________________________

Name:  Francis J. Lunger              Name:  Jean-Marc Pandraud
       -------------------------             -------------------------

                          TRANSITION SERVICE SCHEDULE
                   TO MASTER TRANSITIONAL SERVICES AGREEMENT



1.   Transition Services Schedule #12
     --------------------------------

2.   Functional Area: Executive Management in Japan
     ---------------

3.   Start/End Date: The Services start on the Effective Date of the Master
     --------------
     Transitional Services Agreement between Millipore Corporation ("Millipore") and Mykrolis Corporation ("Mykrolis") to which this Transition Service
     Schedule is attached and end on December 31, 2002.

4.   Service Provider
     ----------------

     Mykrolis shall be providing the Services to Millipore.

5.   Summary of Services:
     -------------------

     A. Mykrolis shall provide, or cause Nihon Millipore MicroElectronics K.K., a subsidiary controlled by Mykrolis, to provide, executive management services (the "Services") to Nihon Millipore Biosciences Ltd, a subsidiary controlled by Millipore. More specifically, the Services shall include, but not be limited to, the following:
          whatever services necessary to assure the orderly and successful transition of new executive management at Nihon Millipore Biosciences, Ltd.

     B.   The Services shall be provided by Hideo Takahashi.

     C. Mr. Takahashi shall spend approximately 50% of his time providing the Services to Nihon Millipore Biosciences Ltd. and the remainder of his time performing his job responsibilities for Nihon Millipore MicroElectronics K.K.

6.  Cost
    ----

     A. The cost for the Services provided in this Schedule shall be 1/2 of the total compensation for Mr. Takahashi at his new rate of compensation during the period this Transition Service Schedule is in effect. In addition, Millipore shall reimburse Mykrolis for those out-of-pocket expenses which Mr. Takahashi incurs on behalf of Millipore.

     B. The costs Shall be billed to Millipore on a quarterly basis during the term of this Transition Service Schedule.

Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain master Transitional Services Agreement between Millipore Corporation and Millipore Microelectronics Inc.


MILLIPORE CORPORATION                 MYKROLIS CORPORATION

By:    /s/ Francis J. Lunger          By:    /s/ Jean-Marc Pandraud
       -------------------------             -------------------------

Title: Executive Vice President       Title: President
       -------------------------             -------------------------

Date:  _________________________      Date:  _________________________

Name:  Francis J. Lunger              Name:  Jean-Marc Pandraud
       -------------------------             -------------------------